UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2011

Virtus Investment Partners, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10994	95-4191764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Pearl St., 9th Floor, Hartford, CT		06103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 248-7971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 2, 2011, Virtus Investment Partners, Inc. (the “Company”) issued a press release reporting results for the quarter ended March 31, 2011. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including the exhibit hereto, (i) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (ii) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibits in this particular report are incorporated by reference).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2011, the Company held its annual meeting of stockholders (the “Meeting”) in Hartford, Connecticut. Each of the proposals voted on at the Meeting were approved by the Company’s stockholders. The final results for the votes regarding each proposal are set forth below.

Item 1. Election of Directors. The holders of record of the Company’s common stock elected three Class III directors as follows:

Director	For	Withheld	Broker Non-Votes
George R. Aylward	3,662,720	235,396	948,897
Edward M. Swan, Jr.	3,646,417	251,699	948,897
Mark C. Treanor	3,646,422	251,694	948,897

Only the holders of the Company’s common stock had the right to vote for the election of these three directors.

Item 2. Ratification of the Appointment of Independent Registered Public Accounting Firm.* The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved by the Company’s stockholders with 6,135,828 votes “For”; 57,721 votes “Against”; and 2,764 votes “Abstained.”

Item 3. Advisory Vote on Executive Compensation.* The compensation paid to the Company’s named executive officers as described pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, the compensation tables and the narrative discussion was approved on an advisory basis by the Company’s stockholders with 5,049,057 votes “For”; 105,203 votes “Against”; and 93,156 votes “Abstained.” There were 948,897 broker non-votes on this proposal.

Item 4. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.* The frequency of a shareholder advisory vote on executive compensation received votes in the following manner, with a plurality of votes cast for once every 3 years: 2,465,459 votes for “1 year,”; 18,798 votes for “2 years”; 2,705,712 votes for “3 years”; and 57,447 votes “Abstained.” There were 948,897 broker non-votes on this proposal.

The Board of Directors will take into consideration the results of the advisory vote on the frequency of holding an advisory vote on executive compensation stated above, and the Company will report the Board’s determination as to the frequency of such future advisory votes by amendment to this current report on Form 8-K.

*	The holder of the Company’s Series B Voting Convertible Preferred Stock (the “Series B Preferred Stock”) was entitled to vote 1,349,300 shares (which is the number of shares of common stock into which the Series B Preferred Stock was convertible on the record date for the meeting) on Items 2, 3 and 4. The vote of the Series B Preferred Stock is reflected in the reported results above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Virtus Investment Partners, Inc., dated May 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated: May 2, 2011	By:	/s/ Michael A. Angerthal
Name: Michael A. Angerthal
Title: Chief Financial Officer